UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 14, 2020, Pareteum Corporation (the “Company”) received a letter (the “Letter”) from the Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Panel was extending the deadlines by which the Company would be required to cure certain previously disclosed deficiencies under Nasdaq’s continued listing rules. As previously disclosed, the Company has not yet filed with the SEC its Quarterly Report on Form 10-Q for the period ended September 30, 2019, its amended Annual Report on Form 10-K/A for the year ended December 31, 2018, its Annual Report on Form 10-K for the year ended December 31, 2019 or its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020 (collectively, the “Delinquent Filings”). The Company was unable to timely file the Delinquent Filings due to its ongoing accounting evaluation and internal investigation into the source of the accounting errors and the pending restatement of certain of the Company’s previously filed financial statements. Also as previously disclosed, the Company is not in compliance with the $1.00 per share requirement for continued listing on The Nasdaq Capital Market, as set forth in Listing Rule 5550(a)(2) (the “Bid Price Rule”).

The Panel had previously granted the Company an exception with respect to the Delinquent Filings and the Bid Price Rule noncompliance, so long as it filed certain of the Delinquent Filings on October 15, 2020 and certain of them on October 30, 2020, and that it regained compliance with the Bid Price Rule by December 31, 2020. In the Letter, the Panel extended the Company’s exception, so long as the Company:

•	files all Delinquent Filings with the Securities and Exchange Commission by November 9, 2020; and

•	regains compliance with the Bid Price Rule by December 31, 2020.

In order to fully comply with the terms of this exception, the Panel stated that the Company must be able to demonstrate compliance with all requirements for continued listing on Nasdaq. In the event the Company is unable to do so, its securities may be delisted from Nasdaq.

Item 8.01.	Other Events.

On October 15, 2020, the Company issued a press release regarding the subject matter of this Current Report, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated October 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: October 15, 2020	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer